China Biologic Products, Inc.

Biotechnology creating miracles in life

June 2012

Safe harbor statement

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include but are not limited to information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals, strategy, and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as anticipate, believe, could, estimate, expect, intend, may, plan, potential, predict, seek, should, or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties, and other factors, which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance, or achievements.

The forward-looking statements contained in this presentation are made only of this date, and China Biologic Products, Inc. is under no obligation to revise or update these forward-looking statements.

Today's agenda

- China Biologic overview
- Introduction to blood products
- Introduction to China Biologic
- Financial highlights and future growth

China Biologic overview

China Biologic is a leading independent plasma-based company in China

China Biologic summary

Mr. Zhu Chen, China's Minister of Health, has recently encouraged China plasma industry to double plasma supply from 2012 to 2016 to meet China's needs. He said the current supply capacity in the industry only meet half of the demand.

- China Biologic is one of the largest suppliers in the $1B market* for plasma-based pharmaceutical products in China.
- Operations in 3 provinces with a combined population of more than 160 million people.
- Strong track record.
- Auditor is KPMG.
- Established in 2002.


China Biologic Products, Inc.
Shandong Taibang Biological Products Co., Ltd.
83% controlling ownership
Guizhou Taibang Biological Products Co., Ltd.
54% controlling interest
Xi'an Huitian Blood Products Co., Ltd.
35% equity interest



* The National Institute for the Control of Pharmaceutical and Biological Products.

Officers

Mr. David (Xiaoying) Gao, Chairman and Chief Executive Officer

- Joined the Board of Directors in 2011, became Chairman on March 30, 2012 and CEO on May 10, 2012. Chaired the Board's compensation committee and served on its audit committee and governance & nominating committee before becoming CEO.
- More than two decades of experience in leadership, corporate and management boards, and technology.
- Previously served as CEO & Director of BMP Sunstone Corporation (2004-2011) and integration advisor after Sunstone was acquired by Sanofi in 2011. Chairman of Beijing Med-Pharm (2002-2004), also Chairman & CEO of Abacus Investments (2003-2004). Executive officer at Motorola: VP & Director for integrated electronic systems sector, Asia-Pacific operations (1998-2002); member of management boards of Motorola Asia Pacific and Motorola Japan (both 2000-2002) and Motorola China (1996-2002).
- B.S. in Mechanical Engineering from the Beijing Institute of Technology, M.S. in Mechanical Engineering from Hanover University, Germany, and M.B.A. from the Massachusetts Institute of Technology. Age 61.

Mr. Colin (Chao Ming) Zhao, President

- President since May 2012. Served as CEO from 2008 to 2012. Served as CFO from 2006 to 2008 and as CFO of Shandong Taibang since 2003. Previously served as Financial Manager of English First School, responsible for accounting and internal control.
- C.P.A. in China and an international registered internal auditor.
- M.B.A. in Finance from Chinese University of Hong Kong, Bachelor's degree in Investment Economy Management from Fuzhou University. Age 39.

Mr. Ming Yang, Interim CFO and VP-Finance & Compliance and Treasurer

- Joined China Biologic in March 2012 as VP-Finance & Compliance and Treasurer, in charge of financial management, internal controls, legal and compliance matters, and implementation of corporate governance rules and policies and related decisions made by the Board of Directors. Interim CFO since June 2012.
- Six years in financial management and 11 years of audit experience in accounting firms. Extensive experience in China's tax regulations, China GAAP, IFRS, and internal controls.
- Previously worked as audit senior manager for KPMG (audit services for IPOs, rights issues, and M&A transactions, and annual reports for companies listed in Hong Kong and mainland China). Audit clients ranged from state-owned companies to Chinese and multinational listed companies. Served as an accountant and finance manager for several Chinese companies.
- C.P.A. in China. Age 40.





Introduction to blood products





China Biologic Products, Inc.

What is plasma?


Blood
White cells
Platelets
Red cells
Plasma (55%)
White blood cells and platelets (<1%)
Red blood cells (45%)
Plasma
90% Water
7% Proteins
3% Salt
Immunoglobulin
Coagulation Factors
Albumin
Others


Plasma Collection
Donor
Centrifugation process to separate plasma
Rest of Blood
Plasma Freeze (-30ºC)

China Biologic product summary

Our plasma-based products are used as critical therapies in medical emergencies and for immunization & treatment of life-threatening diseases, including –

- Immune & auto-immune deficiencies
- Emergency blood loss
- Hepatitis B
- Rabies
- Tetanus
- Measles

Product	Indication
Human Albumin	Emergency blood loss, burns, post-surgery volume replacement, albumin-depleting kidney diseases, and malignant tumors.
Human Hepatitis B Immunoglobulin	Passive immunization for individuals exposed to Hepatitis B virus.
Human Immunoglobulin for Intravenous Injection	Treatment of primary and secondary immune deficiencies, autoimmune deficiencies, and acute infections.
Human Tetanus Immunoglobulin	Passive immunization and treatment for patients exposed to tetanus.
Human Rabies Immunoglobulin	Passive immunization and treatment for patients exposed to rabies.
Thymopolypeptides Injection	Treatment for various T-cell deficiency syndromes, auto-immune deficiency diseases, cell immunity deficiency diseases, and assists in treating tumors.
Human Immunoglobulin	Used to treat severe bacterial or viral infections.

China's Minister of Health supports blood products industry

Mr. Zhu Chen, China's Minister of Health, said in the Biopharmaceutical & National Health Forum held on December 25, 2011 –

"Blood products are necessary for modern medical treatment of many diseases. They are one of China's **strategic resources** that are **scarce** and **irreplaceable**. The production of blood products is **very important** to national security, social stability, and medical and health structural reform."

Blood products

National strategic supplies, irreplaceable for prevention and treatment of specific diseases

- Blood products mainly use the plasma of healthy donors as raw material.
  The plasma is then processed through separation and purification using biotechnology.
  These products are strategically important to China.

- These particular products can be used --
  in the prevention of epidemic diseases (SARS, influenza A H3N2, foot and mouth disease),
  in the relief of natural disasters (earthquakes, floods),
  in the event of safety accidents (mine accidents),
  in emergency medical treatment (blood loss, burns),
  as well as in the prevention and treatment of some specific diseases (hemophilia).

- Blood products are also special reserve, required for national large-scale events
  (Beijing Olympic Games, Shanghai World Expo).

Policies on raw material collection

The blood products industry is safe,
because China has the strictest policy on raw material collection.

1990s In the early 1990s, there was an "AIDS village" in Henan, where the blood collected was mixed together and the resulting plasma was contaminated and therefore dangerous.

1996 Since the 1996 rule of "single person plasma collection," safety accidents have never happened again in plasma collection procedures. The government issued "Blood products management regulations" in the same year that further tightened the supervision of the raw material collection and blood products manufacture.

2000 "Primary Standards of Plasma Station."

2006 "Plasma Station Quality Management Practices."
"Reform Plan of Plasma Collection Stations."

2008 "Management Methods of Plasma Stations" implemented raw plasma quarantine system in July.

2009 "PCR test for mixed blood" issued in July.

2011 "Standard Operations of Plasma Collection."


中华人民共和国卫生部
Ministry of Health, P.R.China

Minister of Health Chen took the lead in plasma donation.

Other related policies

Regulatory reform on blood products

The stringent rules further strengthened the supervision and standardization of blood products:

China blood products industry is a sub-sector of the biological products industry and it is strictly supervised by the Chinese government. The Government attaches great importance to the safety of blood products. Since 1986, imports of all blood products were banned except for human albumin.

- **1995** Added HIV and HCV tests for raw plasma.
- **1995** use of Rivanol process has been stopped since December 1995 and each province has only 1 blood products producer.
- **1996** "Blood products management regulations" further enhanced the supervision the raw material collection and blood products manufacture.
- **1998** Blood producers need to have Good Manufacturing Practices Certifications.
- **2000** Sales of human albumin products must have approval from the government.
- **2001** Stringent scrutiny for new collection stations. No new plasma-based manufacturers approved since 2000 (only 30 manufacturer licenses, with 24 in operation).
- **2007** Chinese health authorities disciplined 25 blood collection personnel and closed 2 blood plasma collection stations for violating collection regulations.
- **2007** Human immunoglobulin products sales need to be approval by the government.
- **2008** All the blood products sales need approval from the government.
- **2008** Mandatory 90-day quarantine for all blood plasma.

Actions of Ministry of Health

Doubling the plasma supply is part of China's newest five-year plan

- In 2010, China plasma collection volume was 4,180 metric tons.
  It can **barely meet half** of the potential demand for plasma protein products.
- Minister Chen encouraged the plasma industry to **double plasma supply** and to establish more plasma collection stations.
- He encouraged local governments to **approve more plasma stations** and expand the plasma collection regions, to increase plasma collection volume. He said it is also important to approve those plasma stations that belong to blood products manufacturers with good R & D capabilities and high plasma comprehensive utilization rates, so that China can **improve R&D and plasma utilization**.

Source: "Notification of the plasma collection stations management," Health and Medical Policy (2012) Number 5.

Global plasma collection

Global annual plasma collection is 33,000 metric tons (new and recycled plasma)

- In 2010, there were 78 blood production companies in the world (25 in China). The plasma separation volume was 3.3 WT, with the largest factories located mostly in North America and west Europe.
- Annual plasma separation in U.S. is about 17, 000 tons, accounting for 50% to 70% of the global volume. U.S. is the only country that can achieve plasma self sufficiency.
- Annual plasma separation in Asia Pacific is about 6400 tons or 20% of the global volume, but it has about 60% of the world's population.
- In Australia, about 5,000 people have congenital deficiencies and they are long-term users of blood products. There are 125,000 blood product users each year and 1/3 of its population uses blood products throughout their lifetime.


33000
17000
6400
4000
Global
U.S.
Asia Pacific
China
70%
20%
10%


America
Europe
Asia
Australia

Source: Prof. Wenfang Liu, "Follow the dynamic trend of global plasma protein products to improve China plasma industry."

Domestic and foreign plasma production

China plasma collection & production* in 2010

Companies
32 registered and
6 were halted

Production category
3 classes and
11 varieties

Plasma collection
4180 tons

Plasma utilization
3281 tons

Average plasma collection
26.8 tons
per station

Highest station
71.3 tons

Lowest station
1.3 tons

Annual collection ≥ 30T
66 stations

Standard
30 tons

Every 1,000 people plasma collection
3 liters

Every 1,000 people plasma collection in developed countries
10 liters

* metric tons

Plasma collection & utilization of global companies

Company	HQ	Plasma collection (ton)	Plasma utilization 2005	Utilization Rate
CSL	Australia	5,950	5,050	85 %
Talecris	U.S.	4,100	2,710	66 %
Baxter	U.S.	4,000	3,400	85 %
Grifols	Spain	3,400	1,768	52 %
Octapharma	Switzerland	1,800	1,600	89 %
Kedrion	Italy	1,200	1,050	88 %
LFB	France	800	650	81 %
Japan RC	Japan	800	525	66 %
Sanquin	Netherlands	800	425	53 %
BPL	U.K.	750	400	53 %

Source: Public speech by Mr. Zhu Chen, Minister of Health, on December 25th, 2011 Biopharmaceutical & National Health Forum

The disadvantages:
Chinese versus foreign plasma industries

1. Smaller company scale
2. Lower plasma utilization rates



3. Less R&D investment
4. Fewer product categories

Chain effect:

Unable to realize resource concentration → Similar technologies and products → Few products with high added value → Serious waste of limited resources

Introduction to China Biologic

Company overview

Company development

Core competitive strengths

- Plasma sources
- Research & development
- Production line & quality control
- Pipe line

Company overview

China Biologic: one of the largest suppliers for blood products

China Biologic Products, Inc., founded in 2002, was listed on Nasdaq in December 2009, with the ticker symbol CBPO.

China Biologic Products, Inc., based in Beijing, owns 3 biologic and blood product companies - 2 indirect majority-owned subsidiaries (Shandong Taibang Biological Products and Guiyang Dalin Biologic Technologies), and 1 minoirity-owned subsidary Xi'an Huitian Blood Products), together with a pharmaceutical sales company, a pharmaceutical research center, and14 plasma collection centers. It produces more than 20 plasma-based products of 7 types in 3 large classes, which are sold directly to more than 1,000 hospitals in China, as well as abroad. With output value reaching RMB 1 billion, it is a leading blood products company in China. The company was ranked as Asia's "200 Best Under a Billion" in Forbes Magazine's annual list in 2009 and 2011.


China Biologic (Delaware)
Taibang Biological (BVI)
Taibang Holdings (HK)
Shandong Taibang
China Biologic Products, Inc.
Xi'an Huitian 35%
Guizhou Taibang (54%)
Shandong Taibang Medical Co. (100%)
Taibang (BJ) Pharmaceutical Research Institute (100%)

Source: The National Institute for the Control of Pharmaceutical and Biological Products.

Three production bases

Guizhou Province



Shandong Province



Shanxi Province



Achievements


China Biologic Products
NASDAQ

CBPO listed on Nasdaq Global Market


高新技术企业

证书

企业名称：山东泰邦生物制品有限公司　　证书编号：GR200837000374

发证时间：2008年12月5日　　有效期：三年

批准机关：

Recognized as a state-level high-tech enterprise


Best Under A Billion
Award Ceremony and Dinner
November 10, 2011 Hong Kong
Forbes
Julius Bär

2011 Ranked as Asia's "200 Best Under a Billion" in Forbes Magazine for the 2nd time


Forbes Asia
Best Under A Billion
THE REGION'S TOP 200
SMALL AND MIDSIZE COMPANIES
NOVEMBER 11, 2009
China Biologic Products inc

Fully integrated biopharmaceutical company

Stringent internal control system, international standard production technology, and unique sales model

Plasma collection

14 plasma collection centers in operation out of an estimated 156 in China. (14/156)



Manufacturing (Fractionation)

3 "Good Manufacturing Practice" certified production bases.



Unique distribution model

Among first blood products company that initiated a model to sell directly to end consumers (hospitals and clinics). Marketing & Sales service team consists about 140 staff. Products sold directly to more than 1,000 hospitals and clinics.



A blood products company with fully integrated R&D, plasma collection, manufacturing, and distribution channels.

Introduction to China Biologic

Company overview

Company development

Core competitive strengths

- Plasma sources
- Research & development
- Production line & quality control
- Pipe line

Domestic market share

Domestic leading position in R&D, plasma collection, scale and manufacturing capacity, production volume, and product quality

China Biologic's estimated IVIG market share based on output volume = 19.1%


6.1% Guizhou Taibang
0.7% Xi'an Huitian
12.3% Shandong Taibang
(Jan 2011)

Source: Company estimated from data published by National Institute for the Control of Pharmaceutical and Biological Products as of Jan 2011.

	Shandong Taibang	Guizhou Taibang[2]	Xi'an Huitian[3]	Total
Plasma collection centers	9	2	3	14
Plasma manufacturing facilities	1	1	1	3
Plasma manufacturing capacity (MT)	700	400	200	1,300

1. As of December 31, 2011.
2. Guizhou Taibang had 6 plasma collection centers in operation, 4 of which were closed following the plan adjustments made by Guizhou Provincial Bureau of Public Health on August 1, 2011.
3. China Biologic has a 54% equity interest in Guizhou Taibang.
4. China Biologic has a 35% equity interest in Xi'an Huitian.

Product sales mix

Immunoglobulin products account for an increasing share in our product sales mix, in line with the worldwide trend

Products	2010 Sales (millions)	2011 Sales (millions)	% 2011 Sales
Human albumin	$67.1	$83.4	54.5%
Human immunoglobulin for intravenous injection (IVIG)	48.0	48.5	32.3%
Human hepatitis B immunoglobulin	10.6	7.3	4.8%
Human rabies immunoglobulin	7.5	2.2	1.5%
Human tetanus immunoglobulin	4.1	7.2	4.7%
Others	2.4	3.5	2.2%

China Biologic growth

Total sales (US$ millions)



160
140
120
100
80
60
40
20
0
CAGR = 53.7%
2005 - 2011
11.6
22.2
32.4
46.8
119.0
139.7
153.1
2005
2006
2007
2008
2009
2010
2011

Gross Profit (US$ millions)



120
100
80
60
40
20
0
CAGR = 64.5%
2005 - 2011
5.4
12.6
22.5
32.7
86.4
102.7
107.1
2005
2006
2007
2008
2009
2010
2011

For the year 2012

•Expected sales growth 10-15%

•Expected net income growth 4-10%

Non-GAAP* Net Income (US$ millions)



40
35
30
25
20
15
10
5
0
CAGR = 40%
2008 - 2011
13.3
31.5
39.0
36.5
YOY = 60%
8.0
12.7
2008
2009
2010
2011
2011 1Q
2012 1Q

* Please see China Biologic's definitions and reconciliation of its non-GAAP measures, included herein as Appendix I.

Summary income statement

(US$ in millions)	Year ended December 31				Three months ended
	2008	2009	2010	2011	March 31, 2012
Total sales	$46.8	$119.0	$139.7	$153.1	$47.2
Gross profit	$32.7	$86.4	$102.7	$107.1	$31.5
Gross margin	70.0%	72.6%	73.5%	69.9%	66.7%
Operating income	$20.3	$61.4	$69.5	$32.2	$18.8
Operating margin	43.5%	51.6%	49.8%	52.7%	39.8%
Adjusted Net income*	$13.3[e]	$31.5[d]	$39.0[c]	$36.5	$17.7
Adjusted EPS – diluted	$0.62	$1.43	$1.61	$1.37	$0.44

* Please see China Biologic's definitions and reconciliation of its non-GAAP measures included herein as Appendix I.

Selected balance sheet

($ in millions)	As of December 31, 2010	As of December 31, 2011	As of March 31, 2012
Cash and cash equivalents	64.9	89.4	85.0
Inventory	52.3	71.4	70.6
Total current assets	132.8	183.7	186.9
Total assets	220.9	248.9	254.2
Total current liabilities	71.4	67.8	53.3
Total other liabilities	4.4	2.0	1.9
Total shareholders' equity	145.0	135.5	150.4
Non-controlling interest	45.8	43.5	48.5
Total liabilities and shareholders' equity	220.9	248.9	254.2

Introduction to China Biologic

Company overview

Company development

Core competitive strengths

- Plasma sources
- Research & development
- Production line & quality control
- Pipe line

Plasma material collection centers

14 plasma material collection centers –
international model plasmapheresis collection centers



Qihe Plasma Collection Center in Shandong



Qihe Plasma Collection Center in Shandong


爸爸妈妈献爱心
我在这里很开心

Puding Plasma Collection Center in Guizhou



Fuping Plasma Collection Center in Shaanxi

Plasma donor management

Five steps to assure safe plasma from healthy donors

Facial identification



Five times
fingerprint identification



Identification system



Physical examination before donating plasma.
Assures up to standards for HBsAg, HCV, HIV, ALT, and syphilis.



Fully-automatic plasma collection machine.
Fully enclosed and one-off medical instruments.



Fuping Plasma Collection Center in Shaanxi

Ensure plasma quality Control.

Plasma donor management

Safety measures in every production phase

Reducing the hidden safety risks of plasma collection with a triple virus detection defense system



First day for plasma donator
Waiting for plasma
1
Disqualification
Donated plasma sample after 90 days
Destroy
110 days
Detection of sample plasma
2
Qualification
Rechecking sample after 90 days
3
Disqualification
Qualification
Qualification
Going to production

Introduction to China Biologic

Company overview

Company development

Core competitive strengths

- Plasma sources
- Research & development
- Production line & quality control
- Pipe line

Research & Development

Captive research center with 40 years of R&D experience

- Several ongoing R&D collaboration projects with prestigious research institutions and laboratories

Ongoing research objectives

- Expand portfolio of plasma-based biopharmaceutical products
- Maximize manufacturing efficiency and safety
- Promote product safety by implementing new technologies
- Refine production technology for existing products

R&D Awards


著 名 商 标 证 书
山东泰邦生物制品有限公司：
经审定，你单位使用在医药生物制剂、血液制品上注册证号为 784097 的"鲁岳及图"商标为山东省著名商标，有效期三年。


国家综合性新药研发技术大平台
山东产业化示范企业
山东省科学技术厅


发 明 专 利 证 书


国家火炬计划项目证书


国家火炬计划项目证书


国家火炬计划项目证书


山东省科学技术奖
证 书


山东省科学技术奖
证 书

Introduction to China Biologic

Company overview

Company development

Core competitive strengths

- Plasma sources
- Research & development
- Production line & quality control
- Pipe line

Production line &Stringent Quality Control

Top production line in China

- Three manufacturing bases with about 1,300 metric tons of annual capacity.
- Top blood products production line in China.



Pipelined equipment



Closed reaction tank



S/D inactivated heat preservation tank



Automatic sub-packing system

Honors and Awards received

- Advanced High-tech Enterprise Certification by Ministry of Science and Technology of PRC (2006)
- Participant of the Double Hundred Project by Shandong Economic and Trade Committee (2007)
- Advanced Technology Certification for Foreign Funded Enterprises from Department of Foreign Trade and Economic Cooperation of Shandong Province (2008)
- Recognized as High-Technology Enterprise and qualified for Preferential Income Tax Rate
- National Centers of Excellence for New Drug and Technology Development designation by Department of Science and Technology of Shandong Province (2010)
- Recognized as "Model Company for Building Pharmaceutical Product Quality Integrity" by the China Quality Association for Pharmaceuticals ("CQAP")(2011)

Introduction to China Biologic

Company overview

Company development

Core competitive strengths

- Plasma sources
- Research & development
- Production line &Quality Control
- Pipe line

New Product Pipeline


Preclinical
Phase I
Phase II
Phase III

Products	Registration, Filing and Commercialization
Human Prothrombin Complex Concentrate	*Commercial production expected in late 2012*
Human Coagulation Factor VIII	*Commercial production expected in late 2012*
Human Hepatitis B Immunoglobulin (pH 4) for Intravenous Injection	*In Phase III clinical trial & Commercial production expected in 2013*
Human Fibrinogen	*Approved to commence clinical trial & commercial production expected in 2015*
Varicella Hyper-immune Globulins	
Human Immunoglobulin for Intravenous Injection - 10%	

Summary

Boosting core competitiveness is vital to China Biologic's future growth


Plasma collection
R&D
Core competitiveness
Stringent Q&C
Product line





Financial highlights and future growth





China Biologic Products, Inc.

Peer comparison

The comparison leads to the conclusion that our shares are significantly undervalued

Company Name	Symbol	Price (2012/05/17)	12 months ended March 31, 2012[a] Revenues (mil)	P/S[b]	12 months ended March 31, 2012[a] EPS	P/E[b]
Hualan Bio	002007.sz	CNY 24.25	CNY 971	14.4x	CNY 0.64	38.0x
Beijing Tiantan Bio	600161.sh	CNY 15.15	CNY 1,460	5.4x	CNY 0.46	32.6x
Shanghai RAAS Blood Products	002252.sz	CNY 14.05	CNY 567	12.1x	CNY 0.41	34.3x
China Boya	300294.sz	CNY 34.82	CNY 197	-	CNY 1.15	-
Average				**10.6x**		**35.0x**
CSL Ltd.	CSL-AU	AUD 36.81	AUD 4,293	4.5x	AUD 1.75	21.1x
Grifols SA	GRF-MC	EUR 18.58	EUR 2,201	2.1x	EUR 0.27	68.8x
Baxter International	BAX-US	USD 52.21	USD 13,999	2.1x	USD 3.94	13.3x
Average				**2.9x**		**34.4x**
China Biologic Products	**CBPO**	**USD 8.23**	**USD 168**	**1.3x**	**USD 1.0**	**8.2x**

Hualan and Shanghai RAAS are listed on the Shenzhen Stock Exchange. Beijing Tiantan is listed on the Shanghai Stock Exchange. CSL is listed on the Australia Exchange. Grifols is listed on the Spanish Stock Exchange. Baxter is listed on the NYSE.

a. FY 2011 for China Boya and CSL Ltd. b. P/S = market cap on May 17, 2012 / Sales, P/E = stock price on May 17, 2012 / EPS
Source: Thomson One.

China Biologic's strategy for the blood products market

- Enlarge and cultivate the talent pool that can adapt to the development trend of the blood products industry, promote corporation culture, establish stable distribution channels, build China Biologic as an international brand.
- Develop into professional blood product manufacturer that meets international standards. Strive for the top position in blood products market, keep being the professional blood product company with largest plasma usage scale, optimized product portfolio, highest quality standard, and largest market share. We aim at becoming a leading producer of blood products in the whole global market.



Reorganize & strengthen distribution, achieve breakthroughs
Expand market taking advantage of direct sales model
Focus on developing new products
Strengthen R&D to improve product portfolio structure
Guarantee production of raw material supply
Increase plasma supply
Solidify foundation of the company
Cultural integration

Development trend and challenges for the plasma products industry and manufacturers

Challenges bring opportunities. They can guide our R&D direction and show a better way to profit growth and higher ROI.

- New packaging
- New technologies
- New drug forms
- New indications

New Packaging & New Technologies

New packaging(Glass bottle versus soft pack)

- Lower transportation & storage cost.
- Higher safety.
- Better recyclability.

New technologies

Cold ethanol method + chromatography(Complete chromatography)

- Produces more plasma protein products
- Higher quality & yield



Clinical applications of Immunoglobulin

Extra indications permitted by USFDA

- Chronic lymphocytic leukemia (CLL)
- HIV infection in children
- Bone marrow transplantation
- Chronic inflammatory demyelinating polyneuropathy

Indications not permitted by USFDA (up to 50% of hospital usage)

- Acute Guillain-Barre syndrome
- Myasthenia gravis
- Polymyositis
- Dermatomyositis

New drug forms

Immunoglobulin

IMIg Intramuscular injection	Pre standard treatment in 1950s-1980s	Limited dose, one injection a week, poor tolerance
IVIg Intravenous injection	Standard treatment since 1980s	Heavy dose and high efficiency, one injection per 3 weeks, random side effects
SCIg Hypodermic injection	Replacement therapy since 2005	One injection a week, stable blood concentration, few side effects

Contacts

China Biologic Products, Inc.

David Gao, Chairman & CEO
18th Floor, 19 Chaoyang Park Road
Chaoyang District, Beijing 100127
People's Republic of China
Beijing +86 10 6598 3088
ir@chinabiologic.com

IR Agent

Christensen
Kimberly Minarovich, Managing Director
New York +1 212 618 1978
kminarovich@christensenir.com

Independent auditor

KPMG

Legal counsel

Wilson Sonsini Goodrich & Rosati

Appendix I: Reconciliation of Adjusted Financial Measures 2008-2011

China Biologic Products, Inc. and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
For the years ended December 31, 2009, 2010, and 2011

	Year ended December 31							
U.S. dollars	2008		2009		2010		2011	
Net Income and Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS
Adjusted net income attributable to China Biologic - Non GAAP	13,297,398	0.62	31,487,745	1.43	38,967,447	1.61	36,502,178	1.37
Impairment loss of goodwill							(18,160,281)	(0.68)
Loss on abandonment and write-off of long-lived assets							(3,565,635)	(0.13)
Written-off of raw material attributable to controlling interest due to closure of plasma stations							(90,506)	(0.00)
Interest of Convertible Notes (3)			(302,010)	(0.01)	(1,849,493)	(0.06)		
Loss from change in fair value of embedded conversion option in the Notes					(1,793,254)	(0.07)		
Loss (income) in fair value of derivative liabilities (2)			(28,915,328)	(1.32)				
Loss from change in fair value of warrants					(1,668,067)	(0.07)		
Non-cash employee compensation (1)	(1,311,727)	(0.06)	(62,281)	(0.00)	(2,341,783)	-0.10	(4,896,232)	(0.18)
Adjusted net income attributable to China Biologic for diluted net income per share	14,609,125	0.68	2,208,126	0.10	31,314,850	1.30	9,789,524	0.37
Interest on the Notes							(3,582,648)	
Gain from change in fair value of warrants issued to placement agent					228,033			
Gain from change in fair value of embedded conversion option in the Notes							6,289,661	
Change in fair value of warrants							5,685,173	
Net Income attributable to controlling interest (China Biologic)	14,609,125	0.68	2,208,126	0.10	31,542,883		18,181,710	
Weighted average number of shares used in computation of Non-GAAP diluted EPS	21,556,342		21,949,638		24,176,432		26,654,662	

(1) Non-cash compensation expenses related to options granted to employees and directors under the Company's 2008 Equity Incentive Plan.
(2) Adoption of a new accounting rule effective January 1, 2009 requires changes in the fair value of derivative liabilities to be recognized in earnings each quarter.
(3) Net Income attributable to controlling interest for calculating diluted earnings per share includes interest add-back on Convertible Notes.

Appendix I: Reconciliation of Adjusted Financial Measures THREE MONTHS ENDED MARCH 31, 2012 and 2011

CHINA BIOLOGIC PRODUCTS, INC. AND SUBSIDIARIES
Reconciliation of Non-GAAP Financial Measures
FOR The Three Months Ended March 31, 2012 AND 2011

	Three months Ended 3/31/2012				Three months Ended 3/31/2011			
Net Income Diluted EPS		Net Income		EPS		Net Income		EPS
Adjusted Net Income for diluted net income per share - Non GAAP	$	12,710,343	$	0.48	$	7,965,131	$	0.31
Non-cash employee stock compensation	$	(962,419)			$	(1,174,882)		
Interest on the Notes		-				(1,503,139)		
Gain from change in fair value of embedded conversion option in the Notes	$	-			$	508,037		
Adjusted Net Income for diluted net income per share	$	11,747,924	$	0.44	$	5,795,147	$	0.23
Gain from change in fair value of warrants	$	1,209,382			$	513,828		
Net Income attributable to controlling interest	$	12,957,306			$	6,308,975		
Weighted average number of Shares used in computation of Non GAAP dilut		26,547,885				25,680,648		





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China Biologic Products, Inc.